Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED SEPTEMBER 30, 2026

November 5, 2026

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to maintain or increase rental or occupancy rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring or investing in multifamily properties (including challenges in (i) buying properties directly without the participation of joint venture partners and (ii) making alternative investments in multifamily properties, and the limited number of multifamily property investment/acquisition opportunities available to us), which transactions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multifamily properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;
•increases in expenses over which we have limited control, such as real estate taxes, insurance and utilities, due to inflation or other factors such as the ongoing conflicts between (i) Ukraine and Russia and (ii) Israel / the United States of America and Iran;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures due to the level and volatility of interest or capitalization rates or capital market conditions

•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multifamily properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems, risks associated with breaches of such systems and the impact on us and our competitors from the use of artificial intelligence;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 (the "Annual Report") including those set forth in such report under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.
The state-by-state and property-by-property information for 2025 with respect to revenues, net operating income ("NOI") and weighted average monthly rent per occupied unit information has been reclassified (to reflect deferred rent concessions) to conform to the 2026 presentation.

BRT Apartments Corp. (NYSE: BRT)
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Third Quarter 2026 and Subsequent Highlights
•Reported net loss per diluted share of $3.9 million or $0.23 per diluted share, compared to a net loss of $2.7 million or $0.14 in the corresponding period in the prior year.
•Funds from Operations, or FFO, of $0.26 per diluted share, compared to $0.28 in the third quarter of 2025.
•Adjusted Funds from Operations, or AFFO, of $0.31 per diluted share, compared to $0.36 in the third quarter of 2025.
•Equity in loss of unconsolidated joint ventures was a loss of $411,000 compared to a $75,000 loss in the third quarter of 2025.
•Combined Portfolio NOI was $15.1 million for the third quarter of 2026 compared to $15.3 million for the corresponding prior-year period.
•On June 2, 2026, the Company entered into an agreement to acquire Ranch Lake Apartments, a 336-unit multi-family property located in Bradenton, FL. The Company is to acquire the property for approximately $80 million (subject to customary closing purchase price adjustments), including the assumption of an approximate $45.7 million mortgage insured by HUD. The mortgage carries an interest rate of 2.91% and matures in 2056. The closing is anticipated to take place during the first quarter of 2027.
•On July 30, 2026, the Company refinanced the maturing mortgage of $27.8 million (bearing an interest rate of 3.73%) on Civic Center 2 - Southaven, MS with a new mortgage of $47.9 million; such new mortgage matures on August 1, 2036, bears an interest rate of 5.38% and is interest only through maturity.
•On August 17, 2026, a joint venture in which the Company has a 70% interest, acquired Riverbend Apartments, a 192-unit multi-family property located in League City, TX for $32.7 million, including a $23.5 million mortgage. The mortgage matures in 2033, bears a 5.47% fixed interest rate, and is interest only through maturity. The Company contributed $8.68 million to the joint venture for its equity interest and working capital purposes.
•On August 17, 2026, the Company paid off the $7.7 million HUD insured mortgage, maturing in 2045, bearing a fixed interest rate of 3.65% and secured by Newbridge Commons - Columbus, OH. No prepayment penalty was incurred upon payment.
•On August 25, 2026, the unconsolidated joint venture that owns The Pointe at Lenox Park-Atlanta, GA property refinanced the maturing mortgage of $23.8 million (bearing an interest rate of 3.97%) on such with a new mortgage of $26.1 million; such new mortgage matures on September 1, 2036, bears a fixed interest rate of 5.45% and is interest only through maturity.
•On September 17, 2026, the Company's $40 million credit facility, maturing in September 2027, was amended to reduce the interest rate to one-month SOFR plus 210 basis points, reduce the minimum interest rate payable to 5% and reduce the adjustable cap rate in determining the value of the assets security the facility to 6.25%. At November 2, 2026, $40 million was available under the facility.

•Repurchased 276,8014 shares during the third quarter 2026 at a weighted average price of $14.43. From October 1, 2026 to October 20, 2026, the Company repurchased 242,631 shares of its common stock at a weighted average price of $13.51.
•As of November 2, 2026, the Company is authorized to repurchase up to approximately $5.4 million of BRT shares under the repurchase program.
•Declared a dividend of $0.25 per share for the third quarter of 2026.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of September 30,
	2026	2025
Market capitalization (thousands)	$248,042	$296,867
Shares outstanding (thousands)	18,566	18,957
Closing share price	$13.36	$15.66
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended September 30,
	Combined		Consolidated		Unconsolidated
	2026	2025	2026	2025	2026	2025
Properties owned	32	29	21	21	11	10
Units	8,503	8,311	5,420	5,420	3,083	2,891
Average occupancy (a)	94.4%	94.4%	94.7%	94.7%	93.8%	94.1%
Weighted average monthly rent per occupied unit (a)	$1,429	$1,404	$1,381	$1,367	$1,516	$1,509

(a) 2025 periods exclude a 240-unit multi-family property in lease up.
	Quarter ended September 30,
Per share data	2026 (Unaudited)	2025 (Unaudited)
Loss per share, basic and diluted	$(0.23)	$(0.14)
FFO per share of common stock (diluted) (1)	$0.26	$0.28
AFFO per share of common stock (diluted) (1)	$0.31	$0.36

	As of September 30,
	2026	2025
Debt to Enterprise Value (2)	76%	70%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of September 30, 2026
(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income (1)
Consolidated	$12,738
Unconsolidated (Pro rata)	3,524
Total Net Operating Income	$16,262

OTHER ASSETS
Cash and Cash Equivalents	21,837
Cash and Cash Equivalents - Unconsolidated pro rata	4,431
Restricted Cash	2,954
Other Assets	19,849
Other Assets - Unconsolidated pro rata	7,786
Total Cash and Other Assets	$56,857

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	27,676
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	5,206
Total Other Liabilities	$32,882

DEBT SUMMARY
Mortgages Payable:
Consolidated	479,549
Unconsolidated (Pro rata)	159,883
Total Mortgages Payable	$639,432

Credit Facility	—
Subordinated Notes	37,198
Total Debt Outstanding	$676,630

Common Shares Outstanding	18,566
____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Rental and other revenue from real estate properties	$24,322	$24,031	$72,533	$71,379
Loan interest and other income	413	403	1,281	1,358
Total revenues	24,735	24,434	73,814	72,737
Expenses:
Real estate operating expenses	11,584	11,342	33,455	33,009
Interest expense	6,302	5,882	18,255	17,265
General and administrative	3,522	3,937	10,923	11,751
Depreciation and amortization	6,712	6,619	20,103	19,740
Total expenses	28,120	27,780	82,736	81,765
Total revenues less total expenses	(3,385)	(3,346)	(8,922)	(9,028)
Equity in (loss) earnings of unconsolidated joint ventures	(472)	(75)	(781)	637
Gain on sale of real estate	—	755	—	755
Insurance recovery of casualty loss	—	—	136	257
Loss from continuing operations	(3,857)	(2,666)	(9,567)	(7,379)
Income tax provision	55	2	168	120
Loss from continuing operations, net of taxes	(3,912)	(2,668)	(9,735)	(7,499)
Net income attributable to non-controlling interests	(43)	(39)	(123)	(126)
Net loss attributable to common stockholders	$(3,955)	$(2,707)	$(9,858)	$(7,625)

Weighted average number of shares of common stock outstanding:
Basic and diluted	18,001,913	18,028,496	18,014,979	18,000,615

Per share amounts attributable to common stockholders:
Basic and diluted	$(0.23)	$(0.14)	$(0.58)	$(0.40)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Rental and other revenue	$14,146	$13,043	$41,425	$36,679
Total revenues	14,146	13,043	41,425	36,679

Expenses:
Real estate operating expenses	7,344	6,203	20,727	17,120
Interest expense	3,459	3,103	9,895	8,618
Depreciation	4,209	3,956	12,324	10,867
Total expenses	15,012	13,262	42,946	36,605
Total revenues less total expenses	(866)	(219)	(1,521)	74
Other equity earnings	6	2	145	110
Net (loss) income from joint ventures	$(860)	$(217)	$(1,376)	$184

BRT equity in earnings of unconsolidated joint venture properties	$(472)	$(75)	$(781)	$637

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provide a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Net loss attributable to common stockholders	$(3,955)	$(2,707)	$(9,858)	$(7,625)
Add: depreciation and amortization of properties	6,712	6,619	20,103	19,740
Add: our share of depreciation in unconsolidated joint venture properties	2,208	2,062	6,476	5,031
Deduct: gain on sale of real estate	—	(755)	—	(755)
Adjustments for non-controlling interests	(4)	(4)	(12)	(12)
NAREIT Funds from operations attributable to common stockholders	$4,961	$5,215	$16,709	$16,379

Adjustments for: deferred rent concessions and straight line rent	(283)	(158)	(449)	(239)
Adjustments for: our share of straight-line rent and rent concession accruals from unconsolidated joint venture properties	(19)	(9)	(67)	(16)
Add: amortization of restricted stock and RSU expense	836	1,244	2,706	3,521
Add: amortization of deferred mortgage and debt costs	305	284	864	851
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	42	37	126	97
Add: amortization of fair value adjustment for mortgage debt	47	124	188	379
Adjusted funds from operations attributable to common stockholders	$5,889	$6,737	$20,077	$20,972

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations

____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Net loss attributable to common stockholders	$(0.21)	$(0.14)	$(0.52)	$(0.40)
Add: depreciation and amortization of properties	0.35	0.35	1.07	1.04
Add: our share of depreciation in unconsolidated joint venture properties	0.12	0.11	0.34	0.27
Deduct: gain on sale of real estate	—	(0.04)	—	(0.04)
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.26	$0.28	$0.89	$0.87

Adjustments for: deferred rent concessions and straight line rent	(0.02)	(0.01)	(0.02)	(0.01)
Adjustments for: our share of straight-line rent and rent concession accruals in unconsolidated joint venture properties	—	—	—	—
Add: amortization of restricted stock and RSU expense	0.05	0.07	0.13	0.17
Add: amortization of deferred mortgage and debt costs	0.02	0.01	0.05	0.05
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	0.01	0.01
Add: amortization of fair value adjustment for mortgage debt	—	0.01	0.01	0.02
Adjusted funds from operations per diluted common share	$0.31	$0.36	$1.07	$1.11

Diluted shares outstanding for FFO and AFFO	18,737,530	18,951,324	18,842,252	18,921,440

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	September 30, 2026	December 31, 2025
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$582,309	$596,814
Investment in unconsolidated joint ventures	49,542	46,121
Loan receivables, net of deferred fees and allowance for credit loss	17,767	17,723
Cash and cash equivalents	21,837	25,138
Restricted cash	2,954	2,521
Other assets	19,849	21,496
Total Assets	$694,258	$709,813

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$479,549	$471,083
Junior subordinated notes, net of deferred costs	37,198	37,183
Credit facility, net of deferred costs	—	—
Accounts payable and accrued liabilities	27,676	24,347
Total Liabilities	544,423	532,613

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,830 and 17,919 shares outstanding	178	180
Additional paid-in capital	271,969	275,408
Accumulated deficit	(122,273)	(98,346)
Total BRT Apartments Corp. stockholders’ equity	149,874	177,242
Non-controlling interests	(39)	(42)
Total Equity	149,835	177,200
Total Liabilities and Equity	$694,258	$709,813

BRT Apartments Corp. (NYSE: BRT)
Preferred Equity Investments
(dollars in thousands)
________________________________________________________________________________________

The Company invested in two separate joint ventures which in turn acquired multifamily properties identified below. In accordance with GAAP, these investments are treated as loans. These investments are unsecured and are subordinate, including the payment of the returns thereon, to the mortgage debt encumbering the property acquired by the applicable joint venture. Information as to these investments at September 30, 2026 and for the three months ended September 30, 2026 is summarized below:

Location	Investment Date	Annual Return	Current Return	Hurdle Return	Invested Amount	Redemption Date	Current Return
Wilmington, NC	October 2024	13%	6.00%	7.00%	$7,000	November 2031	$122
Kennesaw, GA	November 2024	13%	6.50%	6.50%	11,250	June 2029	209
					$18,250		$331

These investments provide for the Company to receive the following: (1) an Annual Return (as noted in the table above) compounded monthly, of which (a) the Current Return (as noted in the table above) is payable monthly to the extent of available cash flow, and (b) the Hurdle Return (as noted in the table above) is to be paid monthly from remaining cash flow if any, parri passu or after the sponsor's receipt of its management fees and specified returns on its investment and (2) the total amount invested by the Company, including any portion of the Current Return and the Hurdle Return not received by the Company, prior to any payments to the sponsor, upon the earlier to occur of certain events (e.g., sale of the property or the refinancing of the mortgage underlying the property) and the redemption date specified above. The Current Return is recorded as interest income when it is due from the sponsor and the Hurdle Return is recognized as interest income when it is received. Deferred loan fees are capitalized and recorded into income over the life of the investment. The Company's exposure to loss is limited to its original Invested Amount (as noted in the table above).

BRT Apartments Corp. (NYSE: BRT)
Property Acquisitions & Refinances
(dollars in thousands)
_______________________________________________________________________________________

Contemplated Acquisition

On June 2, 2026, the Company entered into an agreement to acquire Ranch Lake Apartments, a 336-unit multi-family property located in Bradenton, Florida. The purchase price is approximately $80,000,000 (subject to customary closing purchase price adjustments), including the assumption of an approximately $45,700,000 mortgage insured by the United States Department of Housing and Urban Development ("HUD"). The mortgage carries an interest rate of 2.91% and matures in 2056.

The completion of the transaction, which is anticipated to close in the first quarter of 2027, is subject to, among other things, HUD and lender approval of the mortgage assumption, and other customary closing conditions.

Completed Acquisition
On August 17, 2026, a joint venture in which the Company has a 70% interest, acquired Riverbend Apartments, a 192 unit multi-family property located in League City, TX (the "Texas Acquisition").The venture acquired the property for $32,700,000 (including a $23,450,000 mortgage). The mortgage matures in 2033, bears a 5.47% fixed interest rate (after a credit spread buydown for which the joint venture paid $469,000), and is interest only through maturity. The Company contributed $8,575,000 to the joint venture for its equity interest.

Refinancings
On July 30, 2026, the Company refinanced the maturing mortgage of $27,767,000 and bearing an interest rate of 3.73% on Civic Center 2 - Southaven, MS with a new mortgage of $47,864,000; such new mortgage matures on August 1, 2036, bears a fixed interest rate of 5.38% (after a credit spread buy down for which the Company paid $957,000) and is interest only through maturity.
On August 25, 2026, the joint venture in which the Company has a 74% interest, refinanced the maturing mortgage of $23,794,000 (bearing an interest rate of 3.97%) on The Pointe at Lenox Park-Atlanta, GA with a new mortgage of $26,057,000; such new mortgage matures on September 1, 2036, bears an interest rate of 5.45% (after a credit spread buy down for which the joint venture paid $521,000), and is interest only for the term of the mortgage.
Mortgage Payoff
In August 2026, the Company paid off the $7,753,000 HUD insured mortgage, maturing in 2045, bearing a fixed interest rate of 3.65% and secured by Newbridge Commons, Columbus, OH. No prepayment penalty was incurred upon payment.

BRT Apartments Corp. (NYSE: BRT)
Stock Repurchase Activity
________________________________________________________________________________________

The Company's stock repurchase activity during the periods indicated is reflected in the table below:
Month	Shares repurchased	Total cost	Average Cost Per Share
July 2026	48,523	$733,483	$15.12
August 2026	62,076	904,837	14.58
September 2026	165,415	2,344,558	$14.17
Q3 2026 repurchase activity	276,014	$3,982,878	$14.34

On September 16, 2026, the Board of Directors replenished the value of the shares available to be purchased pursuant to this program to $10,000,000 of shares (a replenishment of $6,998,000 of shares from the shares that were available to be repurchased prior to such increase) and extended the program through December 31, 2028.
From October 1, 2026 to November 2, 2026, the Company repurchased 242,631 shares of its common stock, including 50,129 shares repurchased from a related party, at a weighted average price of $13.51 per share for an aggregate cost of $3,279,000. At November 2, 2026, the Company is authorized to repurchase $5,441,000 shares of stock.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2026
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
24	$211,000	$8,790	$126	17%	160

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,900,000	$242,000	$1,658,000
Estimated Non-Recurring Capital Expenditures (2)	1,180,000	140,000	1,040,000
Total Capital Expenditures	$3,080,000	$382,000	$2,698,000

Replacements (operating expense) (3)	$1,013,781	$97,215	$916,566

Estimated Recurring Capital Expenditures and Replacements per unit (8,503 units)	$343	$40	$303

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2026
(dollars in thousands)
________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2026	$967	$967	$—	—%	—%
2027	45,888	3,093	42,795	9%	3.96%
2028	40,384	2,433	37,951	8%	4.47%
2029	55,947	1,557	54,390	12%	3.94%
2030	22,095	830	21,265	5%	4.71%
Thereafter	319,635	12,415	307,220	66%	4.51%
Total	$484,916	$21,295	$463,621	100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2026	$318	$318	—	—%	—%
2027	19,245	1,254	$17,991	11%	4.83%
2028	34,252	928	33,324	21%	4.26%
2029	626	626	—	—%	—%
2030	678	678	—	—%	—%
Thereafter	106,612	570	106,042	67%	4.39%
Total	$161,731	$4,374	$157,357	100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2026	$1,285	$1,285	$—	—%	—%
2027	65,133	4,347	60,786	10%	4.22%
2028	74,636	3,361	71,275	11%	4.37%
2029	56,573	2,183	54,390	9%	3.94%
2030	22,773	1,508	21,265	3%	4.71%
Thereafter	426,247	12,985	413,262	66%	4.48%
Total	$646,647	$25,669	$620,978	99%
Weighted Average Remaining Term to Maturity (2)			5.76	years
Weighted Average Interest Rate (2)			4.38%
Debt Service Coverage Ratio for the quarter ended September 30, 2026 (3)			1.45

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $202
Interest Rate	3 month term SOFR + 2.26% (i.e., 6.16% at 9/30/2026)
Maturity	April 30, 2036

Credit Facility
Maximum Amount Available	Up to $40,000
Amount Outstanding	$0
Interest Rate	1 month SOFR + 2.10% (floor of 5%) (i.e., 6.40% at 9/30/2026)
Maturity	September 2027

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2026
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	3	$2,728	$1,507	$1,221	9.6%	93.8%	$1,216
Florida	518	2	2,367	1,258	1,109	8.7%	94.3%	1,482
Texas	600	3	2,159	1,413	746	5.9%	91.6%	1,107
Ohio	264	1	1,017	545	472	3.7%	91.8%	1,217
Virginia	220	1	1,323	501	822	6.5%	95.6%	1,849
North Carolina	264	1	1,080	465	615	4.8%	94.4%	1,302
South Carolina	474	2	2,260	1,190	1,070	8.4%	92.8%	1,509
Tennessee	702	2	3,617	1,488	2,129	16.7%	96.4%	1,655
Alabama	740	3	3,025	1,410	1,615	12.7%	95.8%	1,218
Mississippi	776	2	3,379	1,174	2,205	17.3%	97.2%	1,381
Missouri	174	1	952	528	424	3.3%	96.4%	1,643
Legacy assets	—	—	415	105	310	2.4%	N/A	N/A
Totals	5,420	21	$24,322	$11,584	$12,738	100%	94.7%	$1,381

Unconsolidated (Pro-Rata Share)
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,295	4	$2,836	$1,601	$1,235	35.0%	93.3%	$1,431
South Carolina	953	3	1,656	706	950	27.0%	94.6%	1,733
Georgia	421	2	1,407	853	554	15.7%	93.2%	1,403
Alabama	414	2	1,420	635	785	22.3%	93.7%	1,372
Totals	3,083	11	$7,319	$3,795	$3,524	100%	93.8%	$1,516
__________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Nine Months Ended September 30, 2026
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	3	$7,990	$4,337	$3,653	9.3%	92.9%	$1,216
Florida	518	2	7,124	3,416	3,708	9.5%	95.2%	1,472
Texas	600	3	6,467	3,966	2,501	6.4%	89.9%	1,119
Ohio	264	1	3,059	1,555	1,504	3.8%	92.8%	1,221
Virginia	220	1	3,988	1,606	2,382	6.1%	96.3%	1,832
North Carolina	264	1	3,221	1,286	1,935	5.0%	94.8%	1,285
South Carolina	474	2	6,721	3,492	3,229	8.3%	93.3%	1,498
Tennessee	702	2	10,865	4,499	6,366	16.3%	96.1%	1,660
Alabama	740	3	8,924	4,029	4,895	12.5%	96.0%	1,215
Mississippi	776	2	10,088	3,451	6,637	17.0%	97.1%	1,378
Missouri	174	1	2,853	1,467	1,386	3.5%	96.3%	1,661
Legacy assets	—	—	1,233	351	882	2.3%	N/A	N/A
Totals	5,420	21	$72,533	$33,455	$39,078	100.0%	94.6%	$1,380

Unconsolidated (Pro-Rata Share)
	Units at period end	Number of Properties	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,295	3	$7,953	$4,352	$3,601	34.0%	93.4%	$1,434
South Carolina	953	3	4,924	2,017	2,907	27.5%	93.8%	1,721
Georgia	421	2	4,212	2,411	1,801	17.0%	92.8%	1,415
Alabama	414	2	4,153	1,882	2,271	21.5%	93.3%	1,341
Other (2)	—	—	—	—	—	0.0%	N/A	N/A
Totals	3,083	11	$21,242	$10,662	$10,580	100%	93.4%	$1,512
_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended September 30, 2026 and 2025
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,
	2026	2025	% Change
Combined Revenues	$29,412	$29,218	0.7%

Combined Operating Expenses
Payroll	$2,744	$2,650	3.5%
Real Estate taxes	3,651	3,669	(0.5)%
Management Fees	814	811	0.4%
Insurance	1,066	1,195	(10.8)%
Utilities	2,091	1,952	7.1%
Repairs and Maintenance	1,906	1,694	12.5%
Replacements	886	815	8.7%
Advertising, Leasing and Other	1,164	1,097	6.1%
Total Combined Operating Expenses	$14,322	$13,883	3.2%

Total Combined Operating Income	$15,090	$15,335	(1.60)%
______________________________________________________
(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, for all periods presented, with a total of 7,707 units.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Nine Months Ended September 30, 2026 and 2025

(dollars in thousands)
____________________________________________________________________________________________________________________

	Nine Months Ended September 30,
	2026	2025	% Change
Combined Revenues	$87,828	$86,686	1.3%

Combined Operating Expenses
Payroll	$7,720	$7,689	0.4%
Real Estate taxes	10,888	10,818	0.6%
Management Fees	2,437	2,419	0.7%
Insurance	3,217	3,572	(9.9)%
Utilities	5,854	5,586	4.8%
Repairs and Maintenance	5,329	5,057	5.4%
Replacements	2,240	2,161	3.7%
Advertising, Leasing and Other	3,537	3,288	7.6%
Total Combined Operating Expenses	$41,222	$40,590	1.6%

Total Combined Operating Income	$46,606	$46,096	1.1%

________________________________________________
(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis for all periods presented, with a total of 7,707 units.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of September 30, 2026
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2026 Avg. Occupancy	Q3 2026 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	16	208	93.1%	$1,599
Avondale Station	Decatur	GA	1954	2012	72	212	94.8%	1,381
Newbridge Commons	Columbus	OH	1999	2013	27	264	91.8%	1,217
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	41	208	95.8%	1,021
Avalon	Pensacola	FL	2008	2014	18	276	94.5%	1,440
Crossings of Bellevue	Nashville	TN	1985	2014	41	300	95.4%	1,427
Parkway Grande	San Marcos	TX	2014	2015	12	192	94.4%	1,128
Woodland Trails	LaGrange	GA	2010	2015	16	236	94.2%	1,326
Kilburn Crossing	Fredericksburg	VA	2005	2016	21	220	95.6%	1,849
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	11	288	89.9%	1,079
Grove at River Place	Macon	GA	1988	2016	38	240	92.5%	958
Civic Center 1	Southaven	MS	2002	2016	24	392	97.6%	1,343
Civic Center 2	Southaven	MS	2005	2016	21	384	96.7%	1,420
Vanguard Heights	Creve Coeur	MO	2016	2017	10	174	96.4%	1,643
Jackson Square	Tallahassee	FL	1996	2017	30	242	94.0%	1,530
Woodland Apartments	Boerne	TX	2007	2017	19	120	90.8%	1,140
Magnolia Pointe	Madison	AL	1991	2017	35	204	93.9%	1,175
Bells Bluff	W. Nashville	TN	2019	2018	7	402	96.6%	1,824
Crestmont at Thornblade	Greenville	SC	1998	2018	28	266	93.6%	1,438
Somerset at Trussville	Trussville	AL	2007	2019	19	328	96.8%	1,368
Abbotts Run	Wilmington	NC	2001	2020	25	264	94.4%	1,302
Weighted Avg./Total Consolidated					25	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	37	271	95.1%	1,481	74%
Gateway Oaks	Forney	TX	2016	2016	10	313	93.3%	1,272	50%
Mercer Crossing	Dallas	TX	2015	2017	11	509	94.4%	1,592	50%
Canalside Lofts	Columbia	SC	2008	2017	18	374	93.8%	1,486	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	25	281	91.7%	1,277	50%
Canalside Sola	Columbia	SC	2015	2018	11	339	96.3%	1,745	46%
The Village at Lakeside	Auburn	AL	1988	2019	38	200	96.0%	1,337	80%
Stono Oaks	Johns Island	SC	2024	2022	2	240	93.6%	2,102	18%
1322 North	Auburn	AL	2002	2025	24	214	92.4%	1,405	80%
Oaks at Victory	Savannah	GA	1968	2025	58	150	89.2%	1,253	80%
Riverbend	Houston	TX	1998	2026	28	192	91.7%	1,532	70%
Weighted Avg./Total Unconsolidated					21	3,083

Weighted Avg./Total Portfolio					23	8,503

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL measures, definitions, and reconciliations
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent and rent concession accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles).

Net Operating Income (NOI)
NOI is defined as "Rental and other revenue from real estate properties" less "Real estate operating expenses" in each case as presented on our statements of operations. Real estate operating expenses include real estate taxes, insurance, property management expense, utilities, repairs and maintenance, administrative and marketing. Other REIT’s may use different methodologies for calculating NOI, and accordingly, BRT's NOI may not be comparable to other REIT’s. The Company believes NOI provides an operating perspective not immediately apparent from GAAP operating income or net income (loss). NOI is one of the measures BRT uses to evaluate its performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of BRT's financial performance.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that are owned and operated for the entirety of periods being compared, except for properties that are under construction, legacy assets, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
    Consolidated Same Store Comparisons (1)(3)
Quarters ended September 30, 2026 and 2025
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues (4)			Property Operating Expenses			NOI (2) (4)
	Units	2026	2025	% Change	2026	2025	% Change	2026	2025	% Change
Georgia	688	$2,728	$2,564	6.4%	$1,507	$1,438	4.8%	$1,221	$1,126	8.4%
Florida	518	2,367	2,426	(2.4)%	1,258	1,238	1.6%	1,109	1,188	(6.6)%
Texas	600	2,159	2,273	(5.0)%	1,413	1,344	5.1%	746	929	(19.7)%
Ohio	264	1,017	1,004	1.3%	545	472	15.5%	472	532	(11.3)%
Virginia	220	1,323	1,283	3.1%	501	555	(9.7)%	822	728	12.9%
North Carolina	264	1,080	1,063	1.6%	465	428	8.6%	615	635	(3.1)%
South Carolina	474	2,260	2,225	1.6%	1,190	1,139	4.5%	1,070	1,086	(1.5)%
Tennessee	702	3,617	3,693	(2.1)%	1,488	1,506	(1.2)%	2,129	2,187	(2.7)%
Alabama	740	3,025	2,865	5.6%	1,410	1,318	7.0%	1,615	1,547	4.4%
Mississippi	776	3,379	3,285	2.9%	1,174	1,277	(8.1)%	2,205	2,008	9.8%
Missouri	174	952	948	0.4%	528	499	5.8%	424	449	(5.6)%
Totals	5,420	$23,907	$23,629	1.2%	$11,479	$11,214	2.4%	$12,428	$12,415	0.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit (4)
		2026	2025	% Change	2026	2025	% Change
Georgia		93.8%	90.0%	4.2%	$1,216	$1,212	0.3%
Florida		94.3%	94.4%	(0.1)%	1,482	1,491	(0.6)%
Texas		91.6%	93.9%	(2.4)%	1,107	1,148	(3.6)%
Ohio		91.8%	95.6%	(4.0)%	1,217	1,198	1.6%
Virginia		95.6%	95.8%	(0.2)%	1,849	1,788	3.4%
North Carolina		94.4%	95.0%	(0.6)%	1,302	1,275	2.1%
South Carolina		93.4%	94.0%	(0.6)%	1,509	1,488	1.4%
Tennessee		96.1%	97.3%	(1.2)%	1,655	1,666	(0.7)%
Alabama		95.8%	94.4%	1.5%	1,218	1,206	1.0%
Mississippi		97.2%	97.1%	0.1%	1,381	1,349	2.4%
Missouri		96.4%	95.0%	1.5%	1,643	1,680	(2.2)%
Weighted Average		94.7%	94.7%	0.0%	$1,381	$1,376	0.4%
____________________________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."
(3) Excludes legacy assets
(4) The revenues, NOI and weighted average monthly rent per occupied unit information for 2025 has been reclassified (to reflect deferred rent concessions) to conform to the 2026 presentation.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Nine Months Ended September 30, 2026 and 2025
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2026	2025	% Change	2026	2025		% Change	2026	2025	% Change
Georgia	688	$7,990	$7,747	3.1%	$4,337	$4,100		5.8%	$3,653	$3,647	0.2%
Florida	518	7,124	7,212	(1.2)%	3,416	3,415		0.0%	3,708	3,797	(2.3)%
Texas	600	6,467	6,774	(4.5)%	3,966	3,830		3.6%	2,501	2,944	(15.0)%
Ohio	264	3,059	2,986	2.4%	1,555	1,389		12.0%	1,504	1,597	(5.8)%
Virginia	220	3,988	3,830	4.1%	1,606	1,652		(2.8)%	2,382	2,178	9.4%
North Carolina	264	3,221	3,231	(0.3)%	1,286	1,316		(2.3)%	1,935	1,915	1.0%
South Carolina	474	6,721	6,663	0.9%	3,492	3,545		(1.5)%	3,229	3,118	3.6%
Tennessee	702	10,865	10,658	1.9%	4,499	4,444		1.2%	6,366	6,214	2.4%
Alabama	740	8,924	8,533	4.6%	4,029	3,980		1.2%	4,895	4,553	7.5%
Mississippi	776	10,088	9,658	4.5%	3,451	3,526		(2.1)%	6,637	6,132	8.2%
Missouri	174	2,853	2,815	1.3%	1,467	1,452		1.0%	1,386	1,363	1.7%
	5,420	$71,300	$70,107	1.7%	$33,104	$32,649	$32,649	1.4%	$38,196	$37,458	2.0%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2026	2025	% Change	2026	2025		% Change
Georgia		92.9%	90.0%	3.2%	$1,216	$1,219		(0.2)%
Florida		95.2%	94.8%	0.4%	1,472	1,481		(0.6)%
Texas		89.9%	92.3%	(2.6)%	1,119	1,162		(3.7)%
Ohio		92.8%	94.7%	(2.0)%	1,221	1,193		2.3%
Virginia		96.3%	97.2%	(0.9)%	1,832	1,773		3.3%
North Carolina		94.8%	95.3%	(0.5)%	1,285	1,296		(0.8)%
South Carolina		93.7%	93.8%	(0.1)%	1,498	1,483		1.0%
Tennessee		96.0%	95.9%	0.1%	1,661	1,617		2.7%
Alabama		95.9%	94.4%	1.6%	1,215	1,204		0.9%
Mississippi		97.1%	96.3%	0.8%	1,378	1,340		2.8%
Missouri		96.3%	94.5%	1.9%	1,661	1,687		(1.5)%
Weighted Average		94.6%	94.3%	0.4%	$1,380	$1,370		0.7%
______________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended September 30, 2026 and 2025
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues (3)			Property Operating Expenses			NOI (2)
	Units	2026	2025	% Change	2026	2025	% Change	2026	2025	% Change
Texas	1,103	$2,515	$2,607	(3.5)%	$1,464	$1,373	6.6%	$1,051	$1,234	(14.8)%
South Carolina	713	1,393	1,381	0.9%	555	499	11.2%	838	882	(5.0)%
Georgia	271	928	949	(2.2)%	519	491	5.7%	409	458	(10.7)%
Alabama	200	669	652	2.6%	305	306	(0.3)%	364	346	5.2%
Totals	2,287	$5,505	$5,589	(1.5)%	$2,843	$2,669	6.5%	$2,662	$2,920	(8.8)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2026	2025	% Change	2026	2025	% Change
Texas		93.4%	94.1%	(0.7)%	$1,422	$1,460	(2.6)%
South Carolina		94.6%	93.4%	1.3%	1,611	1,622	(0.7)%
Georgia		95.1%	95.8%	(0.7)%	1,481	1,490	(0.6)%
Alabama		96.0%	98.0%	(2.0)%	1,337	1,274	4.9%
Weighted Average		94.3%	94.4%	(0.1)%	$1,481	$1,497	(1.1)%
_____________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(3) The revenues, NOI and weighted average monthly rent per occupied unit information for 2025 has been reclassified (to reflect deferred rent concessions) to conform to the 2026 presentation.

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Nine Months Ended September 30, 2026 and 2025
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2026	2025	% Change	2026	2025	% Change	2026	2025	% Change
Texas	1,103	$7,632	$7,751	(1.5)%	$4,215	$4,124	2.2%	$3,417	$3,627	(5.8)%
South Carolina	713	4,141	4,119	0.5%	1,581	1,473	7.3%	2,560	2,646	(3.3)%
Georgia	271	2,769	2,798	(1.0)%	1,460	1,438	1.5%	1,309	1,360	(3.8)%
Alabama	200	1,986	1,911	3.9%	862	906	(4.9)%	1,124	1,005	11.8%
Totals	2,287	$16,528	$16,579	(0.3)%	$8,118	$7,941	2.2%	$8,410	$8,638	(2.6)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2026	2025	% Change	2026	2025	% Change
Texas		93.5%	94.0%	(0.5)%	$1,432	$1,466	(2.3)%
South Carolina		93.8%	91.5%	2.5%	1,609	1,601	0.5%
Georgia		93.7%	92.8%	1.0%	1,495	1,500	(0.3)%
Alabama		96.3%	96.7%	(0.4)%	1,314	1,251	5.0%
Weighted Average		93.9%	93.1%	0.9%	$1,484	$1,493	(0.6)%
________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL measures, definitions, and reconciliations
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Net loss attributable to common stockholders	$(3,955)	$(2,707)	$(9,858)	$(7,625)
Less: Loan interest and other income	(413)	(403)	(1,281)	(1,358)
Add: Interest expense	6,302	5,882	18,255	17,265
General and administrative	3,522	3,937	10,923	11,751
Depreciation and amortization	6,712	6,619	20,103	19,740
Provision for taxes	55	2	168	120
Less: Insurance recoveries	—	—	(136)	(257)
Adjust for: Equity in loss (earnings) of unconsolidated joint venture properties	472	75	781	(637)
Add: Net income attributable to non-controlling interests	43	39	123	126
Net Operating Income	$12,738	$12,689	$39,078	$38,370

Less: Non-same store Net Operating Income	310	274	$882	$912
Same store Net Operating Income	$12,428	$12,415	$38,196	$37,458

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL measures, definitions, and reconciliations
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in loss from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
BRT equity in (loss) earnings from joint ventures	$(472)	$(75)	$(781)	$637
Add: Interest expense	1,794	1,467	5,030	3,866
Depreciation	2,208	2,062	6,476	5,030
Less: Equity in loss of joint ventures	(6)	(2)	(145)	(110)
Net Operating Income	$3,524	$3,452	$10,580	$9,423

Less: Non-same store Net Operating Income	$862	$532	2,170	785
Same store Net Operating Income	$2,662	$2,920	$8,410	$8,638

Consolidated same store Net Operating Income	$12,428	$12,415	$38,196	$37,458
Unconsolidated same store Net Operating Income	2,662	2,920	8,410	8,638
Combined same store Net Operating Income	$15,090	$15,335	$46,606	$46,096

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL measures, definitions, and reconciliations
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 9 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2026 to the BRT pro-rata information presented below:

	Three Months Ended September 30, 2026
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$14,146	$7,319	$6,827
Total revenues	14,146	7,319	6,827
Expenses:
Real estate operating expenses	7,344	3,795	3,549
Interest expense	3,459	1,794	1,665
Depreciation	4,209	2,208	2,001
Total expenses	15,012	7,797	7,215

Total revenues less total expenses	(866)	(478)	(388)

Other equity earnings	6	6	—
Net loss	$(860)	(472)	$(388)

	Three Months Ended September 30, 2025
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$13,043	$6,522	$6,521
Total revenues	13,043	6,522	6,521
Expenses:
Real estate operating expenses	6,203	3,070	3,133
Interest expense	3,103	1,467	1,636
Depreciation	3,956	2,062	1,894
Total expenses	13,262	6,599	6,663

Total revenues less total expenses	(219)	(77)	(142)

Other equity earnings	2	2	—
Net income	$(217)	$(75)	$(142)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL measures, definitions, and reconciliations
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Nine Months Ended September 30, 2026
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$41,425	$21,242	$20,183
Total revenues	41,425	21,242	20,183
Expenses:
Real estate operating expenses	20,727	10,662	10,065
Interest expense	9,895	5,030	4,865
Depreciation	12,324	6,476	5,848
Total expenses	42,946	22,168	$20,778

Total revenues less total expenses	(1,521)	(926)	(595)

Other equity earnings	145	145	—
Net income	$(1,376)	$(781)	$(595)

	Nine Months Ended September 30, 2025
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$36,679	$17,917	$18,762
Total revenues	36,679	17,917	18,762
Expenses:
Real estate operating expenses	17,120	8,494	8,626
Interest expense	8,618	3,866	4,752
Depreciation	10,867	5,030	5,837
Total expenses	36,605	17,390	$19,215

Total revenues less total expenses	74	527	(453)

Other equity earnings	110	110	—
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$184	$637	(453)

BRT Apartments Corp. (NYSE: BRT)
Balance Sheets of Unconsolidated Joint Venture Entities
(dollars in thousands)

_____________________________________________________________________________________________________________________

At September 30, 2026, the Company held interests in unconsolidated joint ventures that own 11 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties:

	September 30, 2026
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$387,235	$202,169	$185,066
Cash and cash equivalents	8,212	4,431	3,781
Other assets	13,685	7,786	5,899
Total Assets	$409,132	$214,386	$194,746

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	307,061	159,883	147,178
Accounts payable and accrued liabilities	10,642	5,206	5,436
Total Liabilities	317,703	165,089	152,614
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	91,429	49,297	42,132
Total Liabilities and Equity	$409,132	$214,386	$194,746